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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 21, 2006


                                   ATARI, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                        ---------------------------------
                          (State or other jurisdiction
                        of incorporation or organization)


                         Commission File Number: 0-27338


                                   13-3689915
                      ------------------------------------
                      (I.R.S. employer identification no.)


                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         -------------------------------
                         (Address of principal executive
                          offices, including zip code)


                                 (212) 726-6500
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              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 21, 2006, we entered into a new lease (the "New Lease") with Fifth and 38th LLC ("Landlord") for approximately 70,000 square feet of office space at 417 Fifth Avenue in New York City for our principal offices. The term of this New Lease commences on July 1, 2006 and is to expire on June 30, 2021. Subject to certain restrictions, we will have the right to renew all or a portion of the space (but at least one entire floor) for an additional period of 5 years at 95% of fair market value with 12 months notice to Landlord. The rent under the New Lease for the office space is fixed at $2,380,000 per year for the first five years and increases to $2,660,000 per year for the next five years and increases to $2,940,000 for the last five years of the term. In addition, we must pay for electricity, increases in real estate taxes and increases in porter wage rates over the term. The Landlord is providing us with a one year rent credit of $2,380,000 and an allowance of $4,480,000 to be used for building out and furnishing the premises. We provided Landlord with a security deposit under the New Lease in the form of a Letter of Credit in the initial amount of $1,680,000, which obligation has been cash collateralized.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Pursuant to the terms of the New Lease, our existing lease (the "Existing Lease") of 90,000 square feet of office space at 417 Fifth Avenue in New York City that was scheduled to expire in December 2006 was terminated as of June 30, 2006. Further, pursuant to the terms of the New Lease, our obligations under a sublease by us to Midtown Equities, Inc. of 10,000 square feet of leased space that was included within the Existing Lease were assigned to and assumed by the Landlord effective July 1, 2006.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
           UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information set forth under Item 1.01 above is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATARI, INC.

                                   By: /s/ Kristina K. Pappa
                                       ----------------------------------
                                       Kristina K. Pappa
                                       Vice President and General Counsel


Date: June 27, 2006


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